UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

USIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3611 Paesanos Parkway, Suite 300, San Antonio, TX	78231
(Address of principal executive offices)	(Zip Code)

(210) 249-4100
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	USIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02        Results of Operations and Financial Condition.

On August 12, 2026, Usio, Inc. issued a press release announcing financial results for its quarter ended June 30, 2026. The full text of the press release is furnished as Exhibit 99.1. The information furnished in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities or future events or conditions. These forward-looking statements are identified by the use of words such as “believe,” “expect,” “project,” “anticipate,” “target,” and “launch,” or similar expressions including statements about commercial operations, technology progress, growth and future financial performance of the Company. Forward-looking statements in this report are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that the Company’s security applications may be insufficient; the Company’s ability to adapt to rapid technological change; adverse effects on the Company’s relationships with Automated Clearing House, bank sponsors and credit card associations; the Company’s ability to comply with federal or state regulations; the Company’s exposure to credit risks, data breaches, fraud or software failures, the uncertainty caused by the pandemic and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2025. One or more of these factors have affected, and in the future could affect, the Company’s businesses and financial results and could cause actual results to differ materially from plans and projections. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

Item 9.01        Financial Statements and Exhibits.

99.1	Press Release issued by Usio, Inc., dated August 12, 2026. (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Usio, Inc.
(Registrant)

Date: August 12, 2026	/s/ Louis A. Hoch
Name: Louis A. Hoch
Title: Chief Executive Officer